UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 23, 2005

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2165 Technology Drive Schenectady, NY 12308

(Address and zip code of principal executive offices)

(518) 346-7799

(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On March 23, 2005, Authentidate Holding Corp. (“Authentidate”), entered into a new employment agreement with Jan C. E. Wendenburg, who currently serves as the Chief Executive Officer of Authentidate’s German subsidiary, Authentidate International, A.G. The agreement, which is effective as of March 15, 2005 and expires on March 31, 2007, sets forth the terms and conditions of Mr. Wendenburg’s continued employment as the Chief Executive Officer of Authentidate International. A copy of the employment agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K. The following is a description of Mr. Wendenburg’s employment agreement.

•	Under the agreement, Mr. Wendenburg’s annual base salary will be €200,000 for the period commencing April 1, 2005 through March 31, 2006 and will be €210,000 from April 1, 2007 until expiration. Commencing with the fiscal year beginning July 1, 2005, and for each fiscal year during the term of the agreement, the Management Resources and Compensation Committee of the Board of Directors shall establish an Executive Bonus Plan for Mr. Wendenburg, which will provide for the payment of a bonus of up to a maximum of 50% of his base salary, which shall be contingent on the achievement of certain financial metrics to be established by the Committee. The agreement also specifies that Mr. Wendenburg is entitled to receive other employee benefits available to senior management.

•	In the event of the termination of Mr. Wendenburg’s employment by us without “cause” or if we determine not to renew the agreement, Mr. Wendenburg shall be entitled to receive as a severance payment an amount equal to his base salary in effect at the time of termination for the greater of (i) the balance of the initial term of the agreement or (ii) one year from the date of termination, payable in accordance with the Authentidate’s regular payroll periods.

•	Mr. Wendenburg shall be eligible to receive employee stock options under the Executive Officer Stock Option program to be established by the Management Resources and Compensation Committee of the Board of Directors.

•	The employment agreement contains confidentiality obligations that survive indefinitely and non-solicitation and non-competition obligations that end on the first anniversary of the date of cessation of Mr. Wendenburg’s employment.

Item 9.01 FINCANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed or furnished herewith:

10.1	Employment Agreement between Authentidate Holding Corp., Authentidate International A.G. and Jan C. E. Wendenburg.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By: /s/ Surendra Pai

Name: Surendra Pai
Title: Chief Executive Officer
Date: March 23, 2005

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement between Authentidate Holding Corp., Authentidate International A.G. and Jan C. E. Wendenburg.